Exhibit 99.1

SEPTEMBER 16, 2020 3Q20 CAPITAL MARKETS PRESENTATION

SAFE HARBOR COMMENTS

Forward-Looking Statements

This presentation contains "forward-looking" statements related to O-I Glass, Inc. ("O-I Glass" or the "company") within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 27A of the Securities Act of 1933. Forward-looking statements reflect the company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words "believe," "expect," "anticipate," "will," "could," "would," "should," "may," "plan," "estimate," "intend," "predict," "potential," "continue," and the negatives of these words and other similar expressions generally identify forward-looking statements.

It is possible that the company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) the company's ability to obtain the benefits it anticipates from the Corporate Modernization, (2) risks inherent in, and potentially adverse developments related to, the Chapter 11 bankruptcy proceeding involving the company's wholly owned subsidiary, Paddock, that could adversely affect the company and the company's liquidity or results of operations, including the impact of deconsolidating Paddock from the company's financials, risks from asbestos-related claimant representatives asserting claims against the company and potential for litigation and payment demands against the company by such representatives and other third parties, (3) the amount that will be necessary to fully and finally resolve all of Paddock's asbestos-related claims and the company's obligations to make payments to resolve such claims under the terms of its support agreement with Paddock, (4) the company's ability to manage its cost structure, including its success in implementing restructuring or other plans aimed at improving the company's operating efficiency and working capital management, achieving cost savings, and remaining well-positioned to address the company's legacy liabilities, (5) the company's ability to acquire or divest businesses, acquire and expand plants, integrate operations of acquired businesses and achieve expected benefits from acquisitions, divestitures or expansions, (6) the company's ability to achieve its strategic plan, (7) foreign currency fluctuations relative to the U.S. dollar, (8) changes in capital availability or cost, including interest rate fluctuations and the ability of the company to refinance debt on favorable terms, (9) the general political, economic and competitive conditions in markets and countries where the company has operations, including uncertainties related to Brexit, economic and social conditions, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, changes in tax rates and laws, natural disasters, and weather, (10) the impact of COVID-19 and the various governmental, industry and consumer actions related thereto, (11) the company's ability to generate sufficient future cash flows to ensure the company's goodwill is not impaired, (12) consumer preferences for alternative forms of packaging, (13) cost and availability of raw materials, labor, energy and transportation, (14) consolidation among competitors and customers, (15) unanticipated expenditures with respect to data privacy, environmental, safety and health laws, (16) unanticipated operational disruptions, including higher capital spending, (17) the company's ability to further develop its sales, marketing and product development capabilities, (18) the failure of the company's joint venture partners to meet their obligations or commit additional capital to the joint venture, (19) the ability of the company and the third parties on which it relies for information technology system support to prevent and detect security breaches related to cybersecurity and data privacy, (20) changes in U.S. trade policies, and the other risk factors discussed in the company's Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on form 10-Q for the quarterly period ended June 30, 2020 and any subsequently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q or the company's other filings with the Securities and Exchange Commission.

It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the company continually reviews trends and uncertainties affecting the company's results of operations and financial condition, the company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.

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3 FOUNDED IN 1903 As Owens Bottle Company OPERATING IN 2 REGIONS: Americas and Europe $6.2 BILLION in net sales in 2019* 5000+ direct customers O - I GLASS, INC AT A GLANCE MAGMA revolutionize glass making 72 factories 20 countries LEADING GLOBAL glass container supplier 69% OF NET SALES* from 2019 non - US operations GLASS IS THE MOST sustainable packaging option 2019 PRODUCT PORTFOLIO: 35% beer, 21% wine, 16% food, 14% NAB, 12% spirits * Continuing sales, excluding ANZ

EXECUTING O-I GLASS VALUE CREATION THESIS

BOLD STRUCTURAL ACTIONS TO CHANGE O-I'S BUSINESS FUNDAMENTALS

1

TURNAROUND INITIATIVES

STRONG OPERATING PERFORMANCE AND COST EFFICIENCIES

- Turnaround initiatives ~ $46M benefit 1H20
- Focus factories ~ 4% higher efficiency 1H20

2

REVOLUTIONIZE GLASS

CREATE A NEW BUSINESS MODEL FOR GLASS PACKAGING

- Gen 1 MAGMA in Germany on track 1Q21
- Pave way for Gen 1 deployment in 2022

3

OPTIMIZE STRUCTURE

REBALANCE BUSINESS PORTFOLIO AND IMPROVE BALANCE SHEET

- Divested ANZ A$947M (~7.6x)
- Tactical divestitures proceeding
- Refinancing to improve financial flexibility
- Paddock Ch11 proceeding as expected

5 RESPONDING TO PANDEMIC WITH SPEED AND AGILITY O - I’S 2020 COVID RESPONSE PLAN TARGETS SIGNIFICANT SAVINGS SPANNING 28 DIFFERENT LEVERS TO HELP MITIGATE IMPACT OF PANDEMIC Align Supply with Demand • Swift action • IDS ≤ PY by 3Q • Optimizing network • Reducing cost absorption Operating Efficiency • Turnaround initiatives • Includes focus factories Strict Cost Controls • Reducing spend • Reduction in force • Deferring salaries • Procurement benefits Capital Management • 2020 CapEx ≤ $300M • AR / inventory mgmt Capital Allocation • Suspend dividend • Suspend share repurchases • Reduce debt

6 SHIPMENT TRENDS NORMALIZING ACROSS ALL GEOGRAPHIES O - I’S SHIPMENT TRENDS ARE IMPROVING AS MARKETS REOPEN AND SUPPLY CHAINS ADJUST TO SOLID UNDERLYING CONSUMPTION PATTERNS -30% -20% -10% 0% 10% Jan Feb Mar Apr May Jun Jul Aug O - I Shipment Trends (vs PY) O-I AM EU 3Q20 volumes trending flat to up thru August; 2Q20 sales volumes were down ~ 15% from PY, or down ~ 13.5% normalized for shipping days as there was one less shipping day in 2020 vs 2019; 1Q20 volumes down ~1% -40% -30% -20% -10% 0% 10% 20% 30% 40% Jan Feb Mar Apr May Jun July Retail/Off Premise Consumer Consumption Trends (vs PY) U.S. Beer U.S. Wine U.S. Spirits U.S. Food Europe Alcohol Europe Food Source: Various syndicated and broker reports O - I Shipment Trends Reflect Disruption from Pandemic Underlying Retail Consumer Consumption is Strong (75 - 80% of O - I Vol) Offsetting Decline in On - Premise Consumption (~20 - 25% of O - I Vol)

7 BUSINESS OUTLOOK IMPROVING 3Q20 SALES VOLUME OUTLOOK WHILE UNCERTANTIES REMAIN WITH COVID - 19 Given COVID - 19 uncertainties, guidance limited to sales volume outlook ● Significant earnings sensitivity to volume volatility ● Will consider reinstating financial guidance in the future when market trends become more clear FY20 sales volume outlook ● O - I expects 3Q20 sales volume will be about flat to slightly up compared to PY ● Actual sales volume up ~ 1% QTD through August ● Current 3Q20 outlook slightly favorable to prior outlook of flat to modesty down ● Production currently aligned with demand; Production likely down 7 – 10% in 3Q20 due to capacity management earlier in quarter ● Reflecting recent trends, O - I expects FY20 sales volume will be down 4 – 7% from PY, but currently tracking toward the favorable end of this range

8 2020 CAPITAL ALLOCATION CONSIDERATIONS CAPITAL ALLOCATION GUIDING PRINCIPLES (435) 112 (716) (179) 316 561 (800) (400) 0 400 800 1Q 2Q 3Q 4Q ($M) FCF Progression 2020 Qtr FCF 2019 Qtr FCF 5.5 5.4 5.6 6.0 5.6 5.0 4.5 4.8 5.0 5.3 5.5 5.8 6.0 6.3 1Q 2Q 3Q 4Q ($B) Net Debt Progression 2020 Qtr Net Debt 2019 Qtr Net Debt YTD FCF 1 AND NET DEBT 2 FAVORABLE TO PY 1 Management defines free cash flow as cash provided by continuing operating activities less cash paid for property, plant and equ ipment (all components as determined in accordance with GAAP). See the appendix for further disclosure. 2 Net Debt is defined as Total Debt less Cash. See appendix for further disclosure. 3 BCA leverage ratio is defined as Net Debt divided by EBITDA, after credit agreement adjustments. GUIDING PRINCIPLE PROGRESS Maximize Free Cash Flow 1 • Capex at or below $300M • FYE20 IDS ≤ PY of 64 days • 2Q20 FCF $112M • IDS ≤ PY by July 2020 Note: ANZ sale will impact reported FCF in 2020 due to reduced level of AR factoring activity Preserve Strong Liquidity • Liquidity ≥ $1.25B across 2020 • 2Q20 liquidity ≥ $1.8B Reduce Net Debt 2 • FYE20 net debt below PY of $5.0B • Divestitures to further deleverage • 2Q20 net debt $520M fav vs 2Q19 • BCA leverage ratio 3 well below covenant (5.0x) • ANZ net proceeds applied to debt • No bond maturities until 2023

9 ▶ Responding to COVID - 19 with speed and agility • Strong operating performance has continued through 3Q ▶ Demand recovering as markets reopen ▶ Improving business outlook ▶ Bold actions to create long - term value ▶ Stronger, leaner O - I enterprise emerging CONCLUSION

APPENDIX

REVOLUTIONIZING GLASS

A NEW BUSINESS MODEL FOR GLASS PACKAGING

MAGMA reinvents how glass is made, creating a new and more profitable future business model for glass

- New capacity at lower capital commitment and intensity
- Total cost of ownership below legacy
- Increased scalability
- Rapid new capacity deployment and asset portability
- Competitively enter new markets at lower risk
- Production flexibility to support diversified offerings
- Superior sustainability profile
- Securing customer commitments for future deployment

In a world where SUSTAINABILITY is more important than ever, we are proud to make an inherently sustainable product

- Made from natural, readily available raw materials
- 100 percent endlessly recyclable into new food-safe glass packaging
- Reusable over and over again
- Does not impact the product's taste or integrity
- Only food contact material 'Generally Recognized as Safe' by U.S. Food and Drug Administration

MAGMA Development (2019 – 2022+)

Generation 1	Generation 2	Generation 3
MAGMA Melter	*Modular end-to-end system (melter, forming, etc)*	*Optimized modular end-to-end system (automation, digitization, etc)*
Limited Locations	*Expanded Number of Locations*	*Anywhere*

CERTIFIED cradletocradle PRODUCTS PROGRAM

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12 HISTORIC REVENUES EXCLUDING ANZ $ millions Consolidated O - I Q1 2019 Q2 2019 Q3 2019 Q4 2019 FY 2019 Q1 2020 Q2 2020 LTM June 30, 2020 Net Sales $ 1,638 $ 1,756 $ 1,670 $ 1,628 $ 6,691 $ 1,561 $ 1,418 $ 6,276 ANZ Net Sales 131 122 128 153 534 123 106 510 Ongoing (Consolidated O - I less ANZ) Net Sales 1,507 1,634 1,542 1,475 6,157 1,438 1,312 5,766

13 FX IMPACT ON EARNINGS APPROXIMATE ANNUAL TRANSLATION IMPACT ON EPS FROM 10% FX CHANGE EUR $0.07 MXN $0.01 BRL $0.01 COP $0.01 AUD $0.00 FX RATES AT KEY POINTS AUG 31, 2020 AVG 2019 EUR 1.19 1.12 MXN 21.92 19.32 BRL 5.49 3.95 COP 3,740 3,299 AUD 0.74 0.70

14 NON - GAAP FINANCIAL MEASURES The company uses certain non - GAAP financial measures, which are measures of its historical or future financial performance that are not calculated and presented in accordance with GAAP, within the meaning of applicable SEC rules. Management believes that its presentation and use of certain non - GAAP financi al measures, including net debt, free cash flow and leverage ratio, provide relevant and useful supplemental financial information, which is widely used by analysts and investor s, as well as by management in assessing both consolidated and business unit performance. These non - GAAP measures are reconciled to the most directly comparable GAAP measures and should be considered supplemental in nature and should not be considered in isolation or be construed as being more important than comparable GAAP measures. Net Debt is defined as total debt less cash. Leverage ratio is defined as Net Debt divided by EBITDA, after adjustments allo wed by the credit agreement. Management uses net debt, and leverage ratio to evaluate its period - over - period operating performance because it believes these provide a useful supplemental measures of the results of operations of its principal business activity by excluding items that are not reflective of such operations. Net debt, and leverage ratio may be useful t o i nvestors in evaluating the underlying operating performance of the company’s business as these measures eliminate items that are not reflective of its principal business activity. Further, free cash flow relates to cash provided by continuing operating activities less additions to property, plant and equ ipm ent. Management has historically used free cash flow to evaluate its period - over - period cash generation performance because it believes this has provided a useful supplemental measure related to its principal business activity. Free cash flow may be useful to investors to assist in understanding the comparability of cash flows generated by the company’s principal bu sin ess activity. It should not be inferred that the entire free cash flow amount is available for discretionary expenditures, since the company has mandatory debt service requirements and o the r non - discretionary expenditures that are not deducted from the measure. Management uses non - GAAP information principally for internal reporting, forecasting, budgeting and calculati ng compensation payments. The Company routinely posts important information on its website at www.o - i.com/investors.

15 RECONCILIATION FOR NET DEBT RECONCILIATION FOR QUARTERLY FREE CASH FLOW Dollars in millions March 31, 2020 June 30, 2020 March 31, 2019 June 30, 2019 Sept 30, 2019 Dec 31, 2019 Cash provided by (utilized in) continuing operating activities (315)$ 181$ (595)$ (67)$ 416$ 654$ Cash payments for property, plant and equipment (120) (69) (121) (112) (100) (93) Free cash flow (non-GAAP) (435)$ 112$ (716)$ (179)$ 316$ 561$ Three Months Ended Dollars in millions March 31, June 30, March 31, June 30, Sept 30, Dec 31, 2020 2020 2019 2019 2019 2019 Total debt 6,398$ 6,507$ 5,911$ 6,331$ 5,888$ 5,559$ Cash and cash equivalnts 891 1,067 326 371 273 551 Net debt (non-GAAP) 5,507$ 5,440$ 5,585$ 5,960$ 5,615$ 5,008$